UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

KIROMIC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 140

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement

On July 1, 2021, Kiromic BioPharma, Inc. (the “Company”) entered into an Executive Agreement (the “Ryan Agreement”) with Dr. Michael Ryan to be its Chief Technology Officer (“CTO”). The term of the Ryan Agreement commenced on July 1, 2021 and will continue until the earlier of (i) July 1, 2024 or (ii) termination by either the Company or Dr. Ryan.  Pursuant to the Ryan Agreement, Dr. Ryan’s  base compensation will be $200,000 per year.

The Company may terminate the Ryan Agreement upon 30 days notice. If the termination notice by the CTO is other than for “Good Reason” as defined in the Ryan Agreement, the Company shall have no further obligations other than the payment of all compensation and other benefits payable to the CTO through the date of such termination, including any earned but unpaid bonus. Similarly, if the Company terminates the Ryan Agreement “for cause”, upon the death, or permanent disability as defined in the Ryan Employment Agreement, then the Company shall have no further obligations other than the payment of all compensation and other benefits payable to the Executive through the date of such termination, including any earned but unpaid bonus.

The Company will incur further obligations:

●	If the Company terminates the Ryan Employment Agreement for any reason other than “for cause”, upon the CTO’s death, or disability as defined in the Ryan Agreement.

Those obligations are outlined below:

1.

the Company shall pay the CTO an amount equal to the Base Salary on the Termination Date for the lesser of the remainder of the Term or six (6) months (the applicable period being referred to as the “Severance Period”), paid on a bi-weekly schedule;

2.	the Company shall reimburse benefits under group health and life insurance plans in which the Executive participated through the Severance Period; and
3.

The Company shall pay all previously earned, accrued, and unpaid salary, bonuses, benefits from the Company and its Executive benefit plans, including any such benefits under the Company's pension, disability, and life insurance plans, policies, and programs.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Executive Employment Agreement by and between the Company and Dr. Michael Ryan, effective as of July 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.

Date: July 8, 2021	By:	/s/ Maurizio Chiriva Internati
Maurizio Chiriva Internati Chief Executive Officer